Regulatory Capital and Liquidity Requirements - Summary of Capital and Liquidity Requirements by Agencies (Detail) - Fannie Mae and Freddie Mac [Member] - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Capital Requirements By Agencies [Line Items]
Net Worth	$ 392,056	$ 409,930
Required	$ 143,259	$ 107,405
Total Assets Ratio	12.00%	13.00%
Required	6.00%	6.00%
Liquidity	$ 26,670	$ 46,030
Required	$ 19,706	$ 16,481